(8) Net Loss Per Common Share	9 Months Ended
Jun. 30, 2013
Notes
(8) Net Loss Per Common Share

(8)           NET LOSS PER COMMON SHARE

Basic net loss per common share ("Basic EPS") is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period.

Diluted net loss per common share ("Diluted EPS") is computed by dividing net loss attributable to common shareholders by the sum of the weighted-average number of common shares outstanding and the weighted-average dilutive common share equivalents outstanding.  The computation of Diluted EPS does not assume exercise or conversion of securities that would have an anti-dilutive effect.

Common share equivalents consist of shares issuable upon the exercise of common stock options and warrants, and shares issuable upon conversion of preferred stock.  As of June 30, 2013 and 2012, there were 4,460,230 and 2,408,118 outstanding common share equivalents, respectively, that were not included in the computation of Diluted EPS as their effect would be anti-dilutive.  No reconciliation for discontinued operations was provided since the impact was immaterial. The common stock equivalents outstanding as of June 30, 2013 and 2012, consisted of the following:

	June 30, 2013	June 30, 2012
Conversion of debt and accrued interest	3,846,758	416,667
Conversion of Series D Preferred stock	14,040	1,463,490
Exercise of outstanding common stock options and warrants	437,432	365,961
Exercise and conversion of outstanding Series D Preferred
stock warrants	162,000	162,000
Total common stock equivalents	4,460,230	2,408,118